Exhibit 99.1

Jensyn Acquisition Corp. Announces Further Extension of Deadline to Complete Business Combination

Freehold, N.J.—December 7, 2017 —(PRNewswire)-Jensyn Acquisition Corp. (NASDAQ:JSYN) (“Jensyn Acquisition” or the “Company”), a company formed for the purpose of entering into a merger, share exchange, asset acquisition or other similar business combination with one or more businesses or entities, today announced that Jensyn Capital, LLC, a company controlled by certain of the initial stockholders of the Company, deposited $200,000 in the trust account maintained with Continental Stock Transfer & Trust Co. on December 6, 2017 to extend the date by which the Company must complete its initial business combination by an additional three months. In connection with the transaction, the Company issued to Jensyn Capital, LLC an unsecured note in the principal amount of $200,000 which bears interest at a rate of eight percent (8%) per annum and becomes due upon completion of the Company’s initial business combination.

The purpose of the extension is to provide time for the Company to complete its previously announced business combination with BAE Energy Management, LLC (“BAE”), an energy marketing, finance and services firm based in Woodbury, New York. As a result of the extension the Company has until March 7, 2018 to complete its business combination.

About Jensyn Acquisition Corp.

Jensyn Acquisition Corp. is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

About BAE Energy Management, LLC

BAE is comprised of two major subsidiaries, Big Apple Energy and Vantage Commodities Financial Services. Founded in 1998, Big Apple Energy is a market aggregator supplying small to medium size energy service companies (“ESCOs”) that typically lack the buying power and expertise to effectively compete in the deregulated natural gas and power markets. Big Apple Energy creates value for its clients through its purchasing and outsourcing capabilities and by aggregating the requirements of its clients to give them the leverage of larger ESCOs. Big Apple Energy also provides an EDI and billing software platform in addition to supply financing. Vantage Commodities Financial Services is a specialty finance company focused on providing supply and working capital financing to companies operating within the energy space.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United Stated Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expects”, “believes”, “anticipates”, “intends”, “estimates”, “seeks” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Jensyn, BAE and the combined company after completion of the proposed business combination, are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement relating to the proposed business combination (2) the outcome of any legal proceedings that may be instituted against Jensyn, BAE or others following announcement of the business combination agreement and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the business combination agreement due to the failure to obtain approval of the stockholders of Jensyn or other conditions to closing in the business combination agreement; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the transactions contemplated by the business combination agreement t; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that BAE may be adversely affected by other economic, business, and/or competitive factors and not achieve projected results; and (10) other risks and uncertainties indicated from time to time in the proxy statements relating to the proposed business combination, including those under “Risk Factors” therein, and other filings with the United States Securities and Exchange Commission (“SEC”) by Jensyn. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Jensyn and BAE undertake no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, Jensyn intends to file with the SEC a preliminary proxy statement by mid-December 2017. When completed, Jensyn will mail a definitive proxy statement and other relevant documents to its stockholders in connection with its solicitation of proxies for the special meeting of stockholders to be held to approve the proposed business combination and related transactions. This press release does not contain all the information that should be considered concerning the proposed business combination. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed business combination. Jensyn stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, the amendments thereto, and the definitive proxy statement in connection with Jensyn’s solicitation of proxies for the special meeting to be held to approve the proposed business combination, as these materials will contain important information about BAE, Jensyn and the proposed business combination. The definitive proxy statement will be mailed to stockholders of Jensyn as of a record date to be established for voting on the business combination agreement and related transactions. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s Internet site at http://www.sec.gov, or by directing a request to: Jensyn Acquisition Corp., 800 West Main Street, Suite 204, Freehold, New Jersey 07728, attention: Jeffrey J. Raymond, 1-888-536-7965.

Jensyn and its directors and executive officers and BAE and its members and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Jensyn in connection with the proposed business combination. Information regarding the special interests of these directors, members and executive officers in the business combination will be included in the proxy statement referred to above. Additional information regarding the directors and executive officers of Jensyn is also included in the Annual Report on Form 10-K for the year ended December 31, 2016, which is available free of charge at the SEC web site (www.sec.gov) and at the address described above and will also be contained in the definitive proxy statement for the proposed business combination) when available.

Contact:

Jeffrey Raymond

President and Chief Executive Officer

Jensyn Acquisition Corp.

+1 (888) 536-7965

jeff.raymond@jensyn.com

www.jensyn.com